Summary of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation. Our consolidated financial statements include our refined products and crude oil operating segments. We consolidate all entities in which we have a controlling ownership interest. We apply the equity method of accounting to investments in entities over which we exercise significant influence but do not control. We eliminate all intercompany transactions.

Use Of Estimates	Use of Estimates. The preparation of our consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities that exist at the date of our consolidated financial statements, as well as their impact on the reported amounts of revenue and expense during the reporting periods. Actual results could differ from those estimates.
Cash Equivalents
Cash Equivalents. Cash and cash equivalents include demand and time deposits and funds that own highly marketable securities with original maturities of three months or less when acquired. We periodically assess the financial condition of the institutions where we hold these funds, and, at December 31, 2018 and 2019, we believed our credit risk relative to these funds was minimal.

Restricted Cash
Restricted Cash. Restricted cash includes cash that we are contractually required to use for the construction of fixed assets and is unavailable for general use. It is classified as noncurrent due to its designation to be used for the construction of noncurrent assets.

Accounts Receivable And Allowance For Doubtful Accounts	Accounts Receivable and Allowance for Doubtful Accounts. Accounts receivable represent valid claims against customers. We recognize accounts receivable when we sell products or render services and collection of the receivable is probable. We extend credit terms to certain customers after a review of various credit indicators. We establish an allowance for doubtful accounts for all or any portion of an account where we consider collections to be at risk and evaluate reserves no less than quarterly to determine their adequacy. Judgments relative to at-risk accounts include the customers’ current financial condition, the customers’ historical relationship with us and current and projected economic conditions. We write off accounts receivable when we deem an account uncollectible.
Pipeline Over/Short Product
Product Overages and Shortages. Each period end we measure the volume of each type of product in our pipeline systems and terminals, which is compared to the volumes of our customers’ inventories (as adjusted for tender deductions).  To the extent the product volumes in our pipeline systems and terminals exceed the volumes of our customers’ book inventories, we recognize a gain from the product overage and increase our product inventories. To the extent the product in our pipeline systems and terminals is less than our customers’ book inventories, we recognize a loss from the product shortage and we record a liability for product owed to our customers.  The product overages we recognize are recorded based on market prices, and the resulting inventory is carried at weighted average cost.  The product shortages we recognize are recorded based on our weighted average cost.  Additionally, when product shortages result in a net short inventory position, the related liability is recorded based on period-end market prices.  Product overages and shortages as well as adjustments to the value of net short inventory positions are recorded in operating expenses on our consolidated statements of income.

Income Taxes
Income Taxes. We are a partnership for income tax purposes and therefore are not subject to federal or state income taxes for most of the states in which we operate. The tax on our net income is borne by our unitholders through allocation to them of their share of taxable income. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under our partnership agreement. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each unitholder’s tax attributes is not available to us.

The amounts recognized as provision for income taxes in our consolidated statements of income are primarily comprised of partnership-level taxes levied by the state of Texas. This tax is based on revenues less direct costs of sale for our assets apportioned to the state of Texas.

Net Income Per Unit
Net Income Per Unit. We calculate basic net income per common unit for each period by dividing net income by the weighted-average number of common units outstanding. The difference between our actual common units outstanding and our weighted-average number of common units outstanding used to calculate net income per common unit is due to the impact of: (i) the phantom units issued to our independent directors, which are included in the calculation of basic and diluted weighted average units outstanding and (ii) the weighted-average effect of units actually issued during a period.  The difference between the weighted-average number of common units outstanding used for basic and diluted net income per unit calculations on our consolidated statements of income is primarily the dilutive effect of phantom unit awards granted pursuant to our long-term incentive plan, which have not yet vested in periods where contingent performance metrics have been met.

New Accounting Pronouncements
New Accounting Pronouncements - Adopted by us on January 1, 2019

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). This ASU requires lessees to recognize a right-of-use asset and lease liability on the balance sheet for all leases, with the exception of short-term leases. The new accounting model for lessors remains largely the same, although some changes have been made to align it with the new lessee model and the new revenue recognition guidance. This update also requires companies to include additional disclosures regarding their lessee and lessor agreements. We adopted this standard on January 1, 2019, and it did not have a material impact on our consolidated statements of income or our leverage ratio as defined in our credit agreement. Adoption of this ASU resulted in an initial increase in our assets and liabilities by approximately $172 million due to the recognition of right-of-use assets and lease liabilities. See Note 10 – Leases for our lease disclosures.

Revenue
Revenue is recognized upon the satisfaction of each performance obligation required by our customer contracts. Transportation and terminals revenue is recognized over time as our customers receive the benefits of our service as it is performed on their behalf using an output method based on actual deliveries. Revenue for our storage services is recognized over time using an output method based on the capacity of storage under contract with our customers. Product sales revenue is recognized at a point in time when our customers take control of the commodities purchased. We record back-to-back purchases and sales of petroleum products on a net basis.

We recognize pipeline transportation revenue for crude oil shipments when our customers’ product arrives at the customer-designated destination.  For shipments of refined products under published tariffs that combine transportation and terminalling services, we recognize revenue when our customers take delivery of their product from our system. For shipments where terminalling services are not included in the tariff, we recognize revenue when our customers’ product arrives at the customer-designated destination. We have certain contracts that require counterparties to ship a minimum volume over an agreed-upon time period, which are contracted as minimum dollar or volume commitments. Revenue pursuant to these take-or-pay contracts is recognized when the customers utilize their committed volumes. Additionally, when we estimate that the customers will not utilize all or a portion of their committed volumes, we recognize revenue in proportion to the pattern of exercised rights for the respective commitment period.

Our interstate common carrier petroleum products pipeline operations are subject to rate regulation by the Federal Energy Regulatory Commission (“FERC”) under the Interstate Commerce Act, the Energy Policy Act of 1992 and rules and orders promulgated pursuant thereto. FERC regulation requires that interstate pipeline rates be filed with the FERC, be posted publicly and be nondiscriminatory and “just and reasonable.” The rates on approximately 40% of the shipments on our refined products pipeline system are regulated by the FERC primarily through an index methodology. As an alternative to cost-of-service or index-based rates, interstate pipeline companies may establish rates by obtaining authority to charge market-based rates in competitive markets or by negotiation with unaffiliated shippers. Approximately 60% of our refined products pipeline system’s markets are either subject to regulations by the states in which we operate or are approved for market-based rates by the FERC, and in both cases these rates can generally be adjusted at our discretion based on market factors. Most of the tariffs on our crude oil pipelines are established by negotiated rates that generally provide for annual adjustments in line with changes in the FERC index, subject to certain modifications.

For both our index-based rates and our market-based rates, our published tariffs serve as contracts, and shippers nominate the volume to be shipped up to a month in advance.  These tariffs include provisions which allow us to deduct from our customer’s inventory a small percentage of the products our customers transport on our pipeline systems. We refer to this non-monetary consideration as tender deduction revenue.  We receive tender deductions from our customers as consideration for product losses during the transportation of petroleum products within our pipeline systems.  Tender deduction revenue is generally recognized as transportation revenue when the customer's transported commodities reach their destination and is recorded at the fair value of the product received on the date received or the contract date, as applicable.

Product sales revenue pricing is contractually specified, and we have determined that each barrel sold represents a separate performance obligation. Transaction prices for our other services including terminalling, storage and ancillary services are typically contracted as a single performance obligation with our customers. In circumstances where multiple performance obligations are contractually required, we allocate the transaction price to the various performance obligations based on their relative standalone selling price.

Property, Plant and Equipment
Property, plant and equipment consist primarily of pipeline, pipeline-related equipment, storage tanks and processing equipment. We state property, plant and equipment at cost except for certain acquired assets recorded at fair value on their respective acquisition dates and impaired assets. We record impaired assets at fair value on the last impairment evaluation date for which an adjustment was required.

We assign asset lives based on reasonable estimates when we place an asset into service. Subsequent events could cause us to change our estimates, which would affect the future calculation of depreciation expense.

When we sell or retire property, plant and equipment, we remove its carrying value and the related accumulated depreciation from our accounts and record any associated gains or losses on our consolidated statements of income in the period of sale or disposition.

We capitalize expenditures to replace existing assets and retire the replaced assets. We capitalize expenditures when they extend the useful life, increase the productivity or capacity or improve the safety or efficiency of the asset. We capitalize direct project costs such as labor and materials as incurred. Indirect project costs, such as overhead, are capitalized based on a percentage of direct labor charged to the respective capital project. We charge expenditures for maintenance, repairs and minor replacements to operating expense in the period incurred.

During construction, we capitalize interest on all construction projects requiring a completion period of three months or longer and total project costs exceeding $0.5 million. The interest we capitalize is based on the weighted-average interest rate of our debt.
Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value. The determination of future cash flows as well as the estimated fair value of long-lived assets involves significant estimates on the part of management.

Goodwill and Intangible Assets, Goodwill
We record the excess of purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in a business acquisition (or combination) as goodwill. The goodwill relating to each of our reporting units is tested for impairment annually as well as when an event or change in circumstances indicates an impairment may have occurred.

For purposes of performing the impairment test for goodwill, our reporting units are our refined products and crude oil segments.
Intangible Assets, Finite-Lived	Other intangible assets with finite lives are amortized over their estimated useful lives of seven years up to 30 years. The weighted-average asset life of our other intangible assets at December 31, 2019 was approximately 19 years. We adjust the useful lives of our other intangible assets if events or circumstances indicate there has been a change in the remaining useful lives. We eliminate from our balance sheets the gross carrying amount and the related accumulated amortization for any fully amortized intangibles in the year they are fully amortized.
Investments in Non-Controlled Entities

We account for interests in affiliates that we do not control using the equity method of accounting. Under this method, an investment is recorded at our acquisition cost or capital contributions, as adjusted by contractual terms, plus equity in earnings or losses since acquisition or formation, plus interest capitalized, less distributions received and amortization of interest capitalized and excess net investment. Excess net investment is the amount by which our investment in a non-controlled entity exceeded our proportionate share of the book value of the net assets of that investment. We amortize excess net investment over the weighted-average depreciable asset lives of the equity investee. Our unamortized excess net investment was $34.8 million and $33.9 million at December 31, 2018 and 2019, respectively. The amount of unamortized excess investment is primarily related to our investment in BridgeTex. We evaluate equity method investments for impairment whenever events or circumstances indicate that there is an other-than-temporary loss in value of the investment. In the event that we determine that the loss in value of an investment is other-than-temporary, we would record a charge to earnings to adjust the carrying value to fair value. We recognized no equity investment impairments during 2017, 2018 and 2019.

Inventory	Inventory is comprised primarily of refined products, liquefied petroleum gases, transmix, crude oil and additives, which are stated and relieved at the lower of average cost or net realizable value.
Lease Policy, Lessee and Lessor [Policy Text Block]

As of January 1, 2019, we adopted ASU 2016-02, Leases (Topic 842) using the modified retrospective method of adoption. We elected to use the transition option that allows us to initially apply the new lease standard at the adoption date and recognize a cumulative-effect adjustment, if any, to the opening balance of retained earnings in the year of adoption. Comparable periods continue to be presented under the guidance of the previous standard, ASC 840. ASC 842 requires lessees to recognize a lease liability and right-of-use asset on the balance sheet for operating leases. For lessors, the new accounting model remains largely the same, although some changes have been made to align it with the new lessee model and the new revenue recognition guidance, ASC 606, Revenue from Contracts with Customers. Our adoption of ASC 842 did not result in any material adjustments to retained earnings, changes in the timing or amounts of lease costs or changes to our leverage ratio as defined in our credit agreement.

We have both lessee and lessor arrangements. Our leases are evaluated at inception or at any subsequent modification. Depending on the terms, leases are classified as either operating or finance leases if we are the lessee, or as operating, sales-type or direct financing leases if we are the lessor, as appropriate under ASC 842.  Our lessee arrangements primarily include a terminalling and storage contract where we have exclusive use of dedicated tankage, leased pipelines and office buildings. Our lessor arrangements include pipeline capacity and storage contracts and our condensate splitter tolling agreement that qualify as operating leases under ASC 842. In addition, we have a long-term throughput and deficiency agreement with a customer that is being accounted for as a sales-type lease under ASC 842.

In accordance with ASC 842, we have made an accounting policy election to not apply the new standard to lessee arrangements with a term of one year or less and no purchase option that is reasonably certain of exercise. We will continue to account for these short-term arrangements by recognizing payments and expenses as incurred, without recording a lease liability and right-of-use asset.

We have also made an accounting policy election for both our lessee and lessor arrangements to combine lease and non-lease components. This election is applied to all of our lease arrangements as our non-lease components do not result in significant timing differences in the recognition of rental expenses or income.

Lessee, Leases [Policy Text Block]
We recognize a lease liability for each lease based on the present value of remaining minimum fixed rental payments (which includes payments under any renewal option that we are reasonably certain to exercise), using a discount rate that approximates the rate of interest we would have to pay to borrow on a collateralized basis over a similar term. We also recognize a right-of-use asset for each lease, valued at the lease liability, adjusted for prepaid or accrued rent balances existing at the time of initial recognition. The lease liability and right-of-use asset are reduced over the term of the lease as payments are made and the assets are used.

Related Party Operating Lease. We entered into a long-term terminalling and storage contract with Seabrook for exclusive use of dedicated tankage that provides our customers with crude oil storage capacity and dock access for crude oil imports and exports on the Texas Gulf Coast.

Minimum fixed rental payments are recognized on a straight-line basis over the life of the lease as costs and expenses on our consolidated statements of income. Variable and short-term rental payments are recognized as costs and expenses as they are incurred. Variable payments consist of amounts that exceed the contractual minimum rental payment (for example, payment increases tied to a change in a market index).
Pension And Postretirement Medical And Life Benefit Obligations

Our pension and postretirement benefit liabilities represent the funded status of the present value of benefit obligations of our employee benefit plans. We develop pension, postretirement medical and life benefit costs from third-party actuarial valuations. We establish actuarial assumptions to anticipate future events and use those assumptions when calculating the expense and liabilities related to these plans. These factors include assumptions management makes concerning expected investment return on plan assets, discount rates, health care costs trend rates, turnover rates and rates of future compensation increases, among others. In addition, we use subjective factors such as withdrawal and mortality rates to develop actuarial valuations. Management reviews and updates these assumptions on an annual basis. The actuarial assumptions that we use may differ from actual results due to changing market rates or other factors. These differences could affect the amount of pension and postretirement medical and life benefit expense we will recognize in future periods.

Equity-Based Incentive Compensation Awards

The compensation committee of our general partner’s board of directors administers our long-term incentive plan (“LTIP”) covering certain of our employees and the independent directors of our general partner. The LTIP primarily consists of phantom units and permits the grant of awards covering an aggregate of 11.9 million of our common units. The estimated units remaining available under the LTIP at December 31, 2019 totaled approximately 1.6 million. The awards include: (i) performance-based awards issued to certain officers and other key employees (“performance-based awards”), (ii) time-based awards issued to certain officers and other key employees (“time-based awards,” and together with performance-based awards, “employee awards”), and (iii) awards issued to independent members of our general partner’s board of directors (“director awards”) that may be deferred and if deferred may be paid in cash. All of the awards include distribution equivalent rights, except non-deferred director awards.

The LTIP requires employee awards to be settled in our common units, except the settlement of distribution equivalents, which we pay in cash. As a result, we classify employee awards as equity. Fair value for these awards is determined on the grant date, and we recognize this value as compensation expense ratably over the requisite service period, which is the vesting period of each award. The vesting period for employee awards is generally three years; however, certain awards have been issued with shorter vesting periods while others have vesting periods of up to four years. Because employee awards contain distribution equivalent rights, the fair value of our employee awards is based on the closing price of our units on the grant date.

Payouts for performance-based awards are subject to the attainment of a financial metric and to an adjustment for our total unitholder return (the “TUR adjustment”), and the fair value of these awards is adjusted for the fair value of the TUR adjustment. The financial metric for the performance-based awards is our distributable cash flow per unit excluding commodity-related activities for the last year of the three-year vesting period as compared to established threshold, target and stretch levels. The payouts for the performance-related component of the awards can range from 0% for results below threshold, up to 200% for actual results at stretch or above. The TUR adjustment is based on our total unitholder return at the end of the three-year vesting period of the awards in relation to the total unitholder returns of certain peer entities and can increase or decrease the payout of the award by as much as 50%. Payouts related to time-based awards are based solely on the completion of the requisite service period by the employee and contain no provisions that provide for a payout other than the original number of units awarded and the associated distribution equivalents.

Performance-based awards are subject to forfeiture if a participant’s employment is terminated for any reason other than for termination within two years of a change-in-control that occurs on an involuntary basis without cause or on a voluntary basis for good cause, or due to retirement, disability or death prior to the vesting date.  These awards can vest early under certain circumstances following a change in control. Time-based awards are subject to forfeiture if a participant’s employment is terminated for any reason other than retirement, death or disability prior to the vesting date, or as the result of certain other employment restrictions. If an employee award recipient retires, dies or becomes disabled prior to the end of the vesting period, the award is prorated based upon months of employment completed during the vesting period, and the award is settled shortly after the end of the vesting period.

Compensation expense for our equity awards is calculated as the number of unit awards less forfeitures, multiplied by the grant date fair value of those awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense.

Non-deferred director awards are paid in units valued on the grant date, with compensation expense calculated as the number of units awarded multiplied by the fair value of those units at that date. We classify deferred director awards as liability awards because they may be settled in cash. Because deferred director awards have distribution equivalent rights, the fair value of these awards equals the closing price of our units at the measurement date. Compensation expense for deferred director awards is calculated as the number of units awarded, multiplied by the fair value of those awards on the measurement date, less previously-recognized compensation expense. Director awards deferred prior to 2015 are paid in January of the year following the director’s resignation from the board of directors of our general partner or death.  Director awards deferred after January 1, 2015 are paid 60 days following the director’s death or resignation from the board of directors of our general partner.

Derivative Financial Instruments

We use derivative instruments to manage market price risks associated with inventories, interest rates and certain forecasted transactions. For those instruments that qualify for hedge accounting, the accounting treatment depends on their intended use and their designation. We divide derivative financial instruments qualifying for hedge accounting treatment into two categories: (1) cash flow hedges and (2) fair value hedges. We execute cash flow hedges to hedge against the variability in cash flows related to a forecasted transaction and execute fair value hedges to hedge against the changes in the value of a recognized asset or liability. At the inception of a hedged transaction, we document the relationship between the hedging instrument and the hedged item, the risk management objectives and the methods used for assessing and testing hedge effectiveness. We also assess, both at the inception of the hedge and on an on-going basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows or fair value of the hedged item. If we determine that a derivative originally designated as a cash flow or fair value hedge is no longer highly effective, we discontinue hedge accounting prospectively and record the change in the fair value of the derivative in current earnings. The changes in fair value of derivative financial instruments that are not designated as hedges for accounting purposes, which we refer to as economic hedges, are included in current earnings.

As part of our risk management process, we assess the creditworthiness of the financial and other institutions with which we execute financial derivatives. Such financial instruments involve the risk of non-performance by the counterparty, which could result in material losses to us.

Our policies prohibit us from engaging in speculative trading activities.

Contingencies And Environmental

Certain conditions may exist as of the date our consolidated financial statements are issued that could result in a loss to us, but which will only be resolved when one or more future events occur or fail to occur. Our management assesses such contingent liabilities, which inherently involves significant judgment. In assessing loss contingencies related to legal proceedings that are pending against us or for unasserted claims that may result in proceedings, our management, with input from legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

Environmental expenditures are charged to operating expense or capitalized based on the nature of the expenditures. Environmental expenditures that meet the capitalization criteria for property, plant and equipment, as well as costs that mitigate or prevent environmental contamination that has yet to occur, are capitalized. We expense expenditures that relate to an existing condition caused by past operations. We initially record environmental liabilities assumed in a business combination at fair value; otherwise, we record environmental liabilities on an undiscounted basis. We recognize liabilities for other commitments and contingencies when, after analyzing the available information, we determine it is probable that an asset has been impaired, or that a liability has been incurred and the amount of impairment or loss can be reasonably estimated. When we can estimate a range of probable loss, we accrue the most likely amount within that range, or if no amount is more likely than another, we accrue the minimum of the range of probable loss. We expense legal costs associated with loss contingencies as incurred.

We record environmental liabilities independently of any potential claim for recovery. Accruals related to environmental matters are generally determined based on site-specific plans for remediation, taking into account currently available facts, existing technologies and presently enacted laws and regulations. Accruals for environmental matters reflect our prior remediation experience and include an estimate for costs such as fees paid to contractors, outside engineering and consulting firms. Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remediation feasibility study. Such accruals are adjusted as further information develops or circumstances change.

We maintain specific insurance coverage, which may cover all or portions of certain environmental expenditures less a deductible. We recognize receivables in cases where we consider the realization of reimbursements of remediation costs as probable. We would sustain losses to the extent of amounts we have recognized as environmental receivables if the counterparties to those transactions were unable to perform their obligations to us.

The determination of the accrual amounts recorded for environmental liabilities includes significant judgments and assumptions made by management. The use of alternate judgments and assumptions could result in the recognition of different levels of environmental remediation costs.